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                                                                  EXHIBIT 10.58



                              AFFIRMATION AGREEMENT

     This Affirmation Agreement ("Agreement") is entered into as of September 20, 2000 by American Mutual Holding Company, an Iowa stock company and survivor of a merger with AmerUs Life Holdings, Inc. ("the Reorganized Company"), in favor of the Agent and the Lenders (as hereinafter defined) under the Facility Agreement referenced below.

                               W I T N E S S E T H

     WHEREAS, AmerUs Life Holdings, Inc., an Iowa corporation ("AmerUs Life"), Bank One, NA (f/k/a The First National Bank of Chicago), individually and as Agent ("Agent"), and the other financial institutions signatory thereto (the "Lenders") are parties to that certain $27,500,000 Facility and Guaranty Agreement dated as of February 12, 1999 (as previously amended, the "Facility Agreement").


     WHEREAS, substantially contemporaneously herewith, AmerUs Life is merging with and into the Reorganized Company, which is the surviving corporation in such merger (the "Merger").


     NOW, THEREFORE, as an inducement to the Lenders to have the "Delayed Amendments" under Amendment No. 2 to the Facility Agreement become effective as of the consummation of the Merger, the Reorganized Company, in its capacity as successor by merger to AmerUs Life, hereby acknowledges that it is the "Company" under the Facility Agreement and hereby assumes and agrees to pay and perform all Obligations of the Company under the Facility Agreement and the other Loan Documents (as defined in the Facility Agreement).


     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date written above.

                                    AMERICAN MUTUAL HOLDING COMPANY
                                    By:  /s/ Roger K. Brooks
                                         --------------------------------------

                                    Name:   Roger K. Brooks
                                    Title:  Chairman, President and
                                            Chief Executive Officer